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                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
              COLUMBIA MARSICO MID CAP GROWTH FUND, VARIABLE SERIES
                                  (THE "FUND")

                        SUPPLEMENT DATED AUGUST 22, 2006
                        TO PROSPECTUSES DATED MAY 1, 2006

            *IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY*

      At a Board meeting held on August 15-16, 2006, the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board") approved changes to the Fund's principal investment strategies relating to the basis for determining the market capitalization limits of companies in which the Fund may invest. The Fund currently follows a principal investment strategy of investing, under normal circumstances, at least 80% of its assets in U.S companies whose market capitalizations are within the range of the Russell MidCap Growth Index at the time of purchase. Under the revised strategy, under normal circumstances, the Fund will invest at least 80% of its assets in companies whose market capitalizations are within the Russell MidCap Index at the time of purchase.

      This change in investment policy will become effective 60 days from the date of this supplement. To reflect this change in investment policy, effective 60 days from the date of this supplement, the sentence that begins "Under normal circumstances" in the description of the Fund's principal investment strategies in all prospectuses for the Fund dated May 1, 2006, will be replaced with the following:

        Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Index at the time of purchase (between $27.3 billion and $596 million as of July 31, 2006, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth.

      Also at the Board meeting held on August 15-16, 2006, the Fund's investment adviser, Columbia Management Advisors, LLC ("the Adviser"), informed the Board of its decision to terminate the Fund's sub-advisory agreement with Marsico Capital Management, LLC and to have the Adviser's Small/Mid Cap Growth Strategies Team assume responsibility for making the day-to-day investment management decisions for the Fund. In connection with this change in portfolio management, the Board approved the Adviser's proposal that the Fund's name be changed from Columbia Marsico Mid Cap Growth Fund, Variable Series to Columbia Mid Cap Growth Fund, Variable Series. These changes will become effective October 2, 2006, at which time all prospectuses dated May 1, 2006 for the Fund will be supplemented accordingly.